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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 26, 2004



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                          0-21352                         31-1177192
---------------             -----------------------------           --------------
(STATE OR OTHER                 (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
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                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 26, 2004, Applied Innovation Inc., a Delaware corporation (the
"Company"), issued a press release announcing that the Company's Board of Directors had authorized the Company to repurchase up to one million shares of its outstanding common stock through April 21, 2005. The press release, dated
April 26, 2004, is included as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)      EXHIBITS.

             Exhibit No.                                      Description

                 99       Press Release, dated April 26, 2004, entitled "Applied
                          Innovation Announces Stock Repurchase Program"



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APPLIED INNOVATION INC.


Date:  April 26, 2004                  By:   /s/ Michael P. Keegan
                                           -------------------------------------
                                             Michael P. Keegan,
                                             Executive Vice President and
                                             Chief Operating Officer


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                                  EXHIBIT INDEX

             Exhibit No.            Description

                 99       Press Release, dated April 26, 2004, entitled "Applied
                          Innovation Announces Stock Repurchase Program"